UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: March 1, 2011

GOLDEN GROWERS COOPERATIVE

(Exact name of registrant as specified in its charter)

Minnesota	000-53957	21-1312571
(State or other jurisdiction of	(Commission)	-(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

112 ROBERTS STREET
SUITE 111
FARGO, ND 58102		(701) 281-0468
(Address of principal executive offices)		(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review

On March 1, 2011, Golden Growers Cooperative (the “Cooperative”) filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K (the “Form 8-K”) reporting the restatement of its financial statements for various periods.  This Current Report on Form 8-K/A amends and supplements the Form 8-K to provide additional information.

On September 8, 2010, the Chief Executive Officer of the Cooperative, Mark Dillon (the “CEO”), determined that the Cooperative, in connection with its public reporting status, should present in its financial statements corn revenue on a gross basis instead of a net basis.  Presenting gross revenue and expense more fully presents the Cooperative’s corn marketing activities on behalf of its members and better reflects the rights and obligations of membership in the Cooperative.  In addition, the CEO determined that the Cooperative’s pension benefit obligation, while not material, should be set forth in the Cooperative’s financial statements.  The CEO determined that revising the Cooperative’s financial statements in this manner better detailed the obligations of the Cooperative with respect to pension benefit obligations for its single employee.  As a result of these determinations, the previously issued financial statements for the Cooperative for the fiscal years ended August 31, 2008 and 2009 and for the four month period ended December 31, 2009 as well as the interim financial statements for the periods ending on June 30, 2010 and 2009 should no longer be relied upon.

On November 15, 2010, the Cooperative filed with the Commission an amended Registration Statement on Form 10 and an amended Quarterly Report on Form 10-Q for the period ending June 30, 2010 that contained restated financial statements for the following periods: (1) for the fiscal years ending August 31, 2009 and August 31, 2008 and the four month period ended December 31, 2009; and (2) for the interim periods ended June 30, 2010 and June 30, 2009.  The statements of operations for each of the periods were restated to reflect revenue from the sale of corn and expense for the purchase of corn separately.  The financial statements were also restated to report the Cooperative’s pension benefit obligation and related disclosures in connection with the Cooperative’s defined benefit pension plan, result in the recording of a non-current liability and a reduction of members’ equity.

The above restatements had no impact on previously reported net income for any of the years or periods presented.

The CEO discussed with the Cooperative’s independent accountant the matters disclosed pursuant to this item 4.02

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN GROWERS COOPERATIVE

Dated:	March 4, 2011	/s/ Mark C. Dillon
		By:	Mark C. Dillon
		Its:	Executive Vice President and Chief Executive Officer